Quarterly Financial Data (unaudited)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Data (unaudited)
Quarterly Financial Data (unaudited)

Note 15  Quarterly Financial Data (unaudited)

(in millions except per share data)	2012	2011

First Quarter
Net sales	$4,173	$3,897
Gross margin	3,017	2,689
Net earnings	883	723
Basic and diluted earnings per share	0.56	0.46
Second Quarter
Net sales	$4,493	$4,274
Gross margin	3,420	3,168
Net earnings	1,267	1,540
Basic and diluted earnings per share	0.80	0.98
Third Quarter
Net sales	$4,508	$4,409
Gross margin	3,494	3,260
Net earnings	1,585	13
Basic and diluted earnings per share	1.01	0.01
Fourth Quarter
Net sales	$5,206	$4,864
Gross margin	3,941	3,688
Net earnings	1,540	1,157
Basic and diluted earnings per share	0.98	0.73

The computation of basic and diluted earnings per share for all periods was calculated using the shares distributed on January 1, 2013.